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                       MITCHELL HUTCHINS LIR MONEY SERIES
                          LIR Premier Money Market Fund
                     LIR Premier Tax-Free Money Market Fund

     Supplement to Statement of Additional Information dated April 12, 2001


                                                                    May 10, 2001




Dear Investor,


This is a supplement to the Statement of Additional Information of the above listed funds. The purpose of the supplement is to notify you of the following changes:

o Mitchell Hutchins Asset Management Inc. has been renamed "Brinson Advisors, Inc."

o Mitchell Hutchins LIR Money Series, of which the funds are each a series, has been renamed "Brinson Money Series."

For more information on your fund, please contact your Investment
Representative.

                                                                     Item #ZS-99